Exhibit 10.19.1

AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

This Amendment to the Management Services Agreement dated February 5 2015 by and between Tectonic Services, LLC, as manager (“Manager”), and Tectonic Advisors, LLC (“Advisors”) is entered into by and among the Manager, Advisors, Sanders Morris Harris LLC (“Sanders Morris”), Miller-Green Financial Services, LLC (“MG”) and HWG Insurance LLC (“HWG”).

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PREMISES HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION, the Parties hereto hereby agree as follows:

1.	Sanders Morris, MG and HWG shall be added to the Agreement and the Manager shall serve as manager of each of Sanders Morris, MG and HWG.
2.	The Manager shall provide the Services to each of Sanders Morris, MG and HWG (and shall continue providing the Services to the Company) in accordance with the terms of the Agreement;
3.	Advisors hereby consents to the provision of the Services by the Manager to Sanders Morris, MG and HWG and the inclusion of Sanders Morris, MG and HWG as parties to the Agreement;
4.	Section 2.1 of the Agreement shall be deleted in its entirety and replaced with the following Section 2.1

2.1 Management Fee. In consideration of the Services to be rendered by the Manager hereunder, the Company, Sanders Morris, MG and HWG shall pay the Manager a monthly management fee in the amount of $15,000, $3,000, $1,000 and $1,000, respectively, which fees shall be payable in advance and each such party shall be responsible for the payment of Out-of-Pocket Expenses (defined in Section 2.2).

5.
Notwithstanding anything to the contrary herein, the remaining terms, conditions and provisions of the Agreement shall remain in full force and effect, enforceable against each of the parties hereto in accordance with their terms.

This amendment is effective as of March 1, 2017, as agreed by the following:

Tectonic Holdings, LLC

By:	Tectonic Services, LLC, its manager
/s/ A. Haag Sherman
A. Haag Sherman, CEO

Tectonic Advisors, LLC

By:	Tectonic Services, LLC, its manager
/s/ A. Haag Sherman
A. Haag Sherman, CEO

Sanders Morris Harris LLC

By:	Tectonic Services, LLC, its manager
/s/ A. Haag Sherman
A. Haag Sherman, Vice President

Miller-Green Financial Services LLC

By:	Tectonic Services, LLC, its manager
/s/ A. Haag Sherman
A. Haag Sherman, Vice President

HWG Insurance LLC

By:	Tectonic Services, LLC, its manager
/s/ A. Haag Sherman
A. Haag Sherman, Vice President